TAXATION - Movement on the deferred income tax (Details) - USD ($)	6 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
TAXATION
Beginning of the period deferred tax	$ (17,358,162)	$ (7,990,121)
Income tax provision	1,926,752	(2,892,309)
Charge to OCI	(795,619)	(71,762)
Conversion difference	1,886,127	(3,778,326)
Rate change		382,761
Total net deferred tax	$ (14,340,902)	$ (14,349,757)